Exhibit 10.1

January 7, 2025

EXTENSION REQUEST

Mizuho Bank, Ltd., as Administrative Agent
Harborside Financial Center
1800 Plaza Ten
Jersey City, NJ 07311

Attention: Bank Loan Syndications;
Email: [__]

Reference is made to (i) the Credit Agreement dated as of February 14, 2023 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among First Huntingdon Finance Corp. (the “Borrower”), Toll Brothers, Inc., the Lenders (as defined in the Credit Agreement), and Mizuho Bank, Ltd., as administrative agent for the Lenders (the “Administrative Agent”) and (ii) the form of Response to Extension Request delivered with this Extension Request. Terms defined in the Credit Agreement are used herein with the same meaning, and all references to Sections herein are references to Sections of the Credit Agreement.
Pursuant to Section 2.17, the Borrower hereby provides notice of its desire to extend the Revolving Credit Facility Termination Date from February 14, 2028 to February 7, 2030 (the “Revolving Credit Facility Extension”).
The Borrower hereby instructs the Administrative Agent to notify each of the Lenders of the receipt of this Extension Request by providing each such Lender with a copy of this Extension Request and the Response to Extension Request, and to further instruct each Lender to indicate its acceptance of this Extension Request by executing and delivering the Response to Extension Request to the Administrative Agent (via email: [__]) and Bank Loan Syndications ([__])) (each such Lender, a “Consenting Lender”) on or before January 28, 2025 (or such longer or shorter period as shall be agreed by the Borrower and the Administrative Agent).
By executing and delivering the Response to Extension Request to the Administrative Agent, each Consenting Lender shall have irrevocably agreed to the Revolving Credit Facility Extension. The Revolving Credit Facility Extension shall be effective on February 6, 2025, with respect to each Consenting Lender, if the Consenting Lenders as of such date constitute at least the Required Lenders (the “Revolving Credit Facility Extension Effective Date”).
As required by Section 2.17, the Borrower hereby confirms that as of the date of this Extension Request no Default or Unmatured Default has occurred and is continuing and that all of the representations and warranties in Article VI of the Credit Agreement are true and correct in all material respects (except to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects (except to the extent already qualified by materiality, in which case said representation and warranty was true and correct in all respects) on and as of such earlier date.
[Remainder of Page Intentionally Left Blank]

FIRST HUNTINGDON FINANCE CORP.

By: /s/ Gregg Ziegler
Name: Gregg Ziegler
Title: Senior Vice President and Treasurer

February [ ], 2025

RESPONSE TO EXTENSION REQUEST
Mizuho Bank, Ltd., as Administrative Agent
Harborside Financial Center
1800 Plaza Ten
Jersey City, NJ 07311
Attention: Bank Loan Syndications
[__]
Reference is made to (i) the Credit Agreement dated as of February 14, 2023 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among First Huntingdon Finance Corp. (the “Borrower”), Toll Brothers, Inc., the Lenders (as defined in the Credit Agreement), and Mizuho Bank, Ltd., as administrative agent for the Lenders (the “Administrative Agent”) and (ii) the Extension Request dated January 7, 2025. Terms defined in the Credit Agreement or in the Extension Request are used herein with the same meaning, as applicable, and all references to Sections herein are references to Sections of the Credit Agreement.
Pursuant to Section 2.17, the Lender named below hereby notifies the Administrative Agent as follows:
The Lender named below hereby agrees to extend the Revolving Credit Facility Termination Date with respect to all of its Revolving Credit Commitment from February 14, 2028 to February 7, 2030 (the “Revolving Credit Facility Extension”).
This Response to Extension Request is subject in all respect to the terms of the Credit Agreement, is irrevocable and the Revolving Credit Facility Extension shall be effective as of the Revolving Credit Facility Extension Effective Date. If the Revolving Credit Facility Extension Effective Date does not occur this Response to Extension Request shall be deemed to be terminated.
Very truly yours,

BMO BANK, N.A.

By: /s/ Lisa Smith Boyer
Name: Lisa Smith Boyer
Title: Director

[COPIES OF RESPONSES THAT ARE SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS WERE EXECUTED BY THE ENTITIES IDENTIFIED BELOW]

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Very truly yours,

THE BANK OF NEW YORK MELLON

By /s/ Cody Mainc
Name: Cody Mainc
Title: Director
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Very truly yours,

CIBC BANK USA

By /s/ Gavin Henderson
Name: Gavin Henderson
Title: MD
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Very truly yours,

CITIZENS BANK, N.A.

By /s/ Paul Carlson
Name: Paul Carlson
Title: Senior Vice President

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Very truly yours,

COMERICA BANK

By /s/ Charles Weddell
Name: Charles Weddell
Title: Senior Vice President

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Very truly yours,

FIFTH THIRD BANK

By /s/ Madison Seiter
Name: Madison Seiter
Title: Assistant Vice President

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Very truly yours,

FIRST-CITIZENS BANK & TRUST COMPANY

By /s/ Ted Dalton
Name: Ted Dalton
Title: Managing Director

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Very truly yours,

FLAGSTAR BANK

By /s/ Jason Yowell
Name: Jason Yowell
Title: Vice President

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Very truly yours,

GOLDMAN SACHS BANK USA

By /s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

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Very truly yours,

MIZUHO BANK, LTD.

By /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

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Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

By /s/ J. Richard Litton
Name: J. Richard Litton
Title: Senior Vice President

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Very truly yours,

REGIONS BANK

By /s/ Daniel Blazei
Name: Daniel Blazei
Title: Vice President

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Very truly yours,

TD BANK, N.A.

By /s/ George Skoufis
Name: Elena Bennett
Title: Vice President
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Very truly yours,

TRUIST BANK

By /s/ Ryan Almond
Name: Ryan Almond
Title: Director

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Very truly yours,

U.S. BANK NATIONAL ASSOCIATION

By /s/ Leonard Olsavsky
Name: Leonard Olsavsky
Title: Senior Vice President

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Very truly yours,

VALLEY NATIONAL BANK

By /s/ Adam Fritzinger
Name: Adam Fritzinger
Title: Vice President

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Very truly yours,

WELLS FARGO BANK, N.A.

By /s/ Amanda Henley
Name: Amanda Henley
Title: Executive Director
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Very truly yours,

ZIONS BANCORPORATION, N.A. dba California Bank & Trust

By /s/ Kelsey Simcock
Name: Kelsey Simcock
Title: 1st Vice President